UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 9, 2022

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FORZA INNOVATIONS INC.

(Exact name of registrant as specified in its charter)

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Wyoming	000-56131	30-0852686
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

406 9th Avenue, Suite 210

San Diego, California 92101

Tel: (702) 205-2064

(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01 Entry into a Material Definitive Agreement.

Effective June 9, 2022, Forza Innovations Inc. (the “Company”) closed a securities purchase agreement, dated June 3, 2022 (the “Purchase Agreement”) with Coventry Enterprises, LLC (“Coventry”), pursuant to which Coventry Enterprises purchased a 10% unsecured promissory Note (the “Note”) from the Company in the principal amount of $480,000 of which $80,016 was retained by Coventry through an Original Issue Discount for due diligence and origination related to this transaction.

The Note carries “Guaranteed Interest” on the principal amount at the rate of 10% per annum for the twelve-month term of the Note for an aggregate Guaranteed Interest $48,000. The Principal Amount and the Guaranteed Interest shall be due and payable in seven equal monthly payments of $75,428.57 commencing on November 3, 2022 and continuing on the 3rd day of each month thereafter until paid in full not later than May 3, 2023 (the “Maturity Date”).

The Company is also required to issue Coventry 3,000,000 restricted shares of its Common Stock as a commitment fee. The issuance of the shares to Coventry will be issued in reliance upon the exemptions from the registration requirements of the Securities Act of 1933, as amended, afforded the Company under Section 4(a)(2) promulgated thereunder.

The foregoing description of the abovementioned Purchase Agreement and Note are not complete and are qualified in their entirety by reference to the text of the abovementioned agreements , which are attached to this Current Report on Form 8-K as Exhibit 10.1 and 10.2 and incorporated in this Item 1.01 by reference.

Item 1.02 Termination of a Material Definitive Agreement.

From the proceeds of the Note, the Company has paid off in full the previous note that it had entered into Coventry effective January 11, 2022 (and disclosed by the Company on a Form 8-K it filed with the Commission on January 14, 2022) (the “Previous Note”). The Company is no longer obligated to make any payments or issue any shares to Coventry pursuant to the Previous Note.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement by a Registrant

The disclosure under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 3.02 Unregistered Sales of Equity Securities

The disclosure under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference.

Item 7.01 Regulation FD Disclosure

The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is a press release of Forza Innovations Inc. (the “Company”) titled “Forza Innovations Inc. Announces $480,000 Financing Agreement”.

Item 8.01 Other Events

Share Cancellation

On June 8, 2022, the Company’s President Johnny Forzani agreed to cancel and return to treasury 100,000,000 shares of common stock issued in his name.

Item 9.01 Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibit
10.1	Securities Purchase Agreement with Coventry Enterprises, LLC
10.2	10% Promissory Note of Coventry Enterprises LLC
99.1	Forza Innovations Inc. Press Release dated June 15, 2022

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORZA INNOVATIONS INC.

Date: June 15, 2022	By:	/s/ Johnny Forzani
Johnny Forzani, President & C.E.O.

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